Exhibit 10.7
Schedule II to this exhibit has been omitted pursuant to Item 601(a)(5) of Regulation S-K.

OPORTUN PLW II TRUST
FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT
This FIRST AMENDMENT TO THE LOAN AND SECURITY AGREEMENT, dated as of November 1, 2024 (this “Amendment”), is entered into among OPORTUN PLW II TRUST, as borrower (the “Borrower”), OPORTUN PLW II DEPOSITOR, LLC, as the depositor (the “Depositor”), OPORTUN, INC., as seller (the “Seller”), the various financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of August 5, 2024 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”);
WHEREAS, concurrently herewith, the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof; and
WHEREAS, in accordance with Section 10.1 of the Loan Agreement, the parties desire to amend the Loan Agreement as provided herein.
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement.
ARTICLE II

AMENDMENTS TO THE LOAN AGREEMENT
SECTION 2.01.    Amendments. The Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as

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Schedule I, with a conformed copy of the amended Loan Agreement attached hereto as Schedule II.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. Each of the Seller, the Depositor and the Borrower hereby represents and warrants to each Lender, the Collateral Agent, the Paying Agent, the Securities Intermediary, the Depositary Bank that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Seller, the Depositor and Borrower in the Loan Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Seller, the Depositor and the Borrower enforceable against the Seller, the Depositor and the Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Block Event has occurred and is continuing.
ARTICLE IV

MISCELLANEOUS
SECTION 4.01.    Ratification of Loan Agreement. As amended by this Amendment, the Loan Agreement is in all respects ratified and confirmed and the Loan Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02.    Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the

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Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Borrower, the Depositor and the Seller, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04.    Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(b)    receipt by the Collateral Agent and the Paying Agent of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;

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(c)    receipt by the Collateral Agent and the Paying Agent of the Consent, duly executed by each of the parties thereto;
(d)    receipt by the Collateral Agent, Paying Agent and the Lenders of counterparts of this Amendment, duly executed by each of the parties hereto; and
(e)    receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof.
SECTION 4.07.    Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document.
(Signature page follows)

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IN WITNESS WHEREOF, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN PLW II TRUST,
as Borrower

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower

By: /s/ Drew H. Davis
Name: Drew H. Davis
Title: Vice President

OPORTUN PLW II DEPOSITOR, LLC,
as Depositor

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer

OPORTUN, INC.,
as Seller

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Chief Financial Officer
        First Amendment to
        Loan Agreement (PLW II Trust)

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WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President
        First Amendment to
        Loan Agreement (PLW II Trust)

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DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Committed Lender

By: /s/ Kevin Fagan
Name: Kevin Fagan
Title: Director

By: /s/ Victoria Mason
Name: Victoria Mason
Title: Director

        First Amendment to
        Loan Agreement (PLW II Trust)

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JEFFERIES FUNDING LLC,
as a Committed Lender

By: /s/ Michael Wade
Name: Michael Wade
Title: Managing Director

        First Amendment to
        Loan Agreement (PLW II Trust)

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SCHEDULE I
Amendments to the Loan Agreement

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CONFORMED COPY
As amended by the
First Amendment to the Loan and Security Agreement,
dated as of November 1, 2024

LOAN AND SECURITY AGREEMENT
among
OPORTUN PLW II TRUST,
as Borrower,
OPORTUN PLW II DEPOSITOR, LLC,
as Depositor,
OPORTUN, INC.,
as Seller,
THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,
as Lenders,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank
dated as of August 5, 2024

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“Class A Lender Interest Purchase Amount” has the meaning specified in Section 7.20(a).
“Class A Lender Interests” has the meaning specified in Section 7.20(a).
“Class A Loan Principal” means, on any date of determination and with respect to any Class A Loan, the outstanding principal amount of such Class A Loan.
“Class A Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 2.00%.
“Class A Loans” means the loans funded by the Class A Advances made by the Class A Lenders.
“Class A Maximum Principal Amount” means $~~200,000,000~~275,000,000.
“Class A Monthly Interest” has the meaning specified in Section 3.7(a).
“Class A Unused Commitment” means, at any time, and with respect to any Class A Lender, an amount equal to (i) the Commitment of such Class A Lender at such time, minus (ii) the Class A Loan Principal of such Class A Lender’s Class A Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.
“Class A Unused Fee” has the meaning specified in the Class A Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing.
“Class B Additional Interest” has the meaning specified in Section 3.7(b).
“Class B Advance” has the meaning specified in Section 2.1(a).
“Class B Advance Rate” means (i) initially, 95.00%, and (ii) following the occurrence and during the continuation of a Class B Advance Rate Step-Down Event, 92.00%.
“Class B Advance Rate Step-Down Event” means, for any Monthly Period, that a Class B Advance Rate Step-Down Trigger has occurred with respect to such Monthly Period; provided, however, that a “Class B Advance Rate Step-Down Event” that has occurred shall be deemed to no longer exist with respect any Monthly Period if a Class B Advance Rate Step-Down Trigger did not occur with respect to such Monthly Period.
“Class B Advance Rate Step-Down Trigger” means, with respect to any Monthly Period, the occurrence of any of the following:

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“Class B Amortization Event Purchase Option Event” has the meaning specified in Section 7.20(a).
“Class B Amortization Event Purchase Option Termination Date” has the meaning specified in Section 7.20(a).
“Class B Borrowing Base Amount” means, on any date of determination (i) prior to a Class B Paydown Event, (a) the product of (I) the Outstanding Receivables Balance of all Eligible Receivables (other than any Eligible Receivables that would cause the Concentration Limits to be exceeded) and (II) the Class B Advance Rate, minus (b) the Class A Loan Principal, and (ii) following the occurrence of a Class B Paydown Event, zero.
“Class B Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the Class B Loan Principal, over (ii) the Class B Borrowing Base Amount.
“Class B Deficiency Amount” has the meaning specified in Section 3.7(b).
“Class B Event of Default Purchase Option Event” has the meaning specified in Section 7.20(a).
“Class B Event of Default Purchase Option Termination Date” has the meaning specified in Section 7.20(a).
“Class B Fee Letter” means the letter agreement, dated as of the Closing Date, among the Borrower and the Class B Lenders, as the same may be amended or supplemented from time to time.
“Class B Initial Principal Amount” means the aggregate initial principal amount of the Class B Loans on the Closing Date, which was $0.
“Class B Lender” means a Lender with respect to a Class B Loan, as identified on Schedule I hereto.
“Class B Loan Principal” means, on any date of determination and with respect to any Class B Loan, the outstanding principal amount of such Class B Loan.
“Class B Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 2.00%.
“Class B Loans” means the loans funded by the Class B Advances made by the Class B Lenders.
“Class B Maximum Principal Amount” means $~~45,200,000~~62,100,000.

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“Class B Monthly Interest” has the meaning specified in Section 3.7(b).

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